EXHIBIT 10.3

Dynatrace Deferred Compensation Plan
Adoption Agreement

    i

Adoption Agreement

1.01    Preamble
By the execution of this Adoption Agreement, the Plan Sponsor hereby [complete (a) or (b)]

(a)☒    adopts a new plan as of January 1, 2024

(b)☐    amends and restates its existing plan as of [month, day, year] which is the Amendment Effective Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Effective Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Effective Date.

    Original Effective Date: [month, day, year]

    Pre-409A Grandfathering: ☐ Yes    ☐ No

By executing this Adoption Agreement, the Plan Sponsor (as defined below) has adopted the Plan (as defined below) consisting of the Basic Plan Document along with this Adoption Agreement (and any exhibits or scheduled attached hereto).  The Plan Sponsor, by completing this Adoption Agreement has made the specific choices regarding plan design as set forth in the Adoption Agreement together with the detailed additional provisions set out in the Basic Plan Document.  All capitalized terms used in this Adoption Agreement have the same meaning given in the Basic Plan Document.

1.02    Plan

Plan Name:	Dynatrace Deferred Compensation Plan

Plan Year:	01/01 to 12/31

1.03    Plan Sponsor

Name:	Dynatrace LLC

Address:	1601 Trapelo Road, Suite 116, Waltham, MA 02451

Phone #:	(781) 530-1000

EIN #:	47-2362151

Fiscal Year:	04/01 to 03/31

Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market?    ☒ Yes    ☐ No

1.04    Employer
The following entities have been authorized by the Plan Sponsor to participate in and have adopted the Plan [insert “Not Applicable” if none have been authorized]:

Entity	Publicly Traded on Est. Securities Market
	Yes	No
Dynatrace, Inc. (EIN #47-2386428)	X	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐

1.05    Administrator
The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan:

Name:	Persons delegated authority by the Board of Directors of the Plan Sponsor

Address:	1601 Trapelo Road, Suite 116, Waltham, MA 02451

Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator.

1.06    Key Employee Determination Dates
The Employer has designated December 31 as the Identification Date for purposes of determining Key Employees.

In the absence of a designation, the Identification Date is December 31.

The Employer has designated April 1as the effective date for purposes of applying the six month delay in distributions to Key Employees.

In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

2.01    Participation
(a)☒    Employees [complete (i), (ii) or (iii)]

(i)☒    Eligible Employees are selected by the Employer.

(ii)☐    Eligible Employees are those employees of the Employer who satisfy the following criteria:

(iii)☐    Employees are not eligible to participate.

(b)☒    Directors [complete (i), (ii) or (iii)]

(i)☒    All Directors are eligible to participate.

(ii)☐    Only Directors selected by the Employer are eligible to participate.

(iii)☐    Directors are not eligible to participate.

3.01    Compensation
For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]:

(a)☐    Compensation is defined as:

(b)☒    Compensation as defined in the Dynatrace, Inc 401(k) Plan without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year.

(c)☒    Director Compensation is defined as:

Cash retainer and fees

(d)☐    Compensation shall, for all Plan purposes, be limited to $.

(e)☐    Not Applicable.

3.02    Bonuses
Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election:

Type	[Will be treated as] Performance Based Compensation
	Yes	No
Fiscal Year Bonus	☒	☐
	☐	☐
	☐	☐
	☐	☐
	☐	☐

☐    Not Applicable.

4.01    Participant Contributions
If Participant contributions are permitted, complete (a), (b), and (c). Otherwise complete (d).

(a)Amount of Deferrals

A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and/or “percentage amount”.

(i)Compensation other than Bonuses [do not complete if you complete (iii)]

Type of Remuneration	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Base Salary Deferrals			1%	75%	1%
Commissions			1%	100%	1%
			%	%	%

Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%.

(ii)Bonuses [do not complete if you complete (iii)]

Type of Bonus	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Fiscal Year Bonus			1%	100%	1%
			%	%	%
			%	%	%

(iii)Compensation [do not complete if you completed (i) and (ii)]

Dollar Amount		% Amount		Increment
Min	Max	Min	Max
		%	%	%
April 2022    6

(iv)Director Compensation

Type of Compensation	Dollar Amount		% Amount		Increment
	Min	Max	Min	Max
Cash Retainer/Fees			1%	100%	1%
Other:			%	%	%
Other:			%	%	%
Other:			%	%	%

(b)Election Period

(i)Performance Based Compensation

A special election period

☒    Does

☐    Does Not

apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement.

The special election period, if applicable, will be determined by the Employer.

(ii)Newly Eligible Participants

An employee or director who is classified or designated as an Eligible Employee or Director, respectively, during a Plan Year

☒    May

☐    May Not

elect to defer Base Salary Deferrals or Director cash retainer and fees, respectively, earned during the remainder of the Plan Year by completing a deferral agreement within the 30-day period beginning on the date he or she is eligible to participate in the Plan. Such newly Eligible Employee shall not be eligible to defer Commissions or Fiscal Year Bonus under this Section 4.01(b)(ii).

The special election period, if applicable, will be determined by the Employer.
April 2022    7

(c)No Participant Contributions

☐    Participant contributions are not permitted under the Plan.
April 2022    8

5.01    Employer Contributions
If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c).

(a)Matching Contributions

(i)Amount

For each Plan Year, the Employer shall make a matching contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]:

(A)☐    [insert percentage]% of the Compensation the Participant has elected to defer for the Plan Year

(B)☐    An amount determined by the Employer in its sole discretion

(C)☐    Matching contributions for each Participant shall be limited to $ and/or [insert percentage]% of Compensation

(D)☐    Other:

(E)☒    Not Applicable [Proceed to Section 5.01(b)]

(ii)Eligibility for matching contribution

A Participant who defers Compensation for the Plan Year shall receive an allocation of matching contributions determined in accordance with Section 5.01(a)(i) provided he or she satisfies the following requirements [complete the ones that are applicable]:

(A)☐    Describe requirements:

(B)☐    Is selected by the Employer in its sole discretion to receive an allocation of matching contributions

(C)☐    No requirements

(iii)Time of Allocation

Matching contributions, if made, shall be treated as allocated [select one]:

(A)☐    As of the last day of the Plan Year

(B)☐    At such times as the Employer shall determine in its sole discretion

(C)☐    At the time the Compensation on account of which the matching contribution is being made would otherwise have been paid to the Participant

(D)☐    Other:

(b)Other Contributions

(i)Amount

The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]:

(A)☐    An amount equal to [insert percentage]% of the Participant’s Compensation

(B)☒    An amount determined by the Employer in its sole discretion

(C)☐    Contributions for each Participant shall be limited to $

(D)☐    Other:

(E)☐    Not Applicable [Proceed to Section 6.01]

(ii)Eligibility for Other Contribution

A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he or she satisfies the following requirements [complete the one that is applicable]:

(A)☐    Describe requirements:

(B)☒    Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions

(C)☐    No requirements

(iii)Time of Allocation

Employer contributions, if made, shall be treated as allocated [select one]:

(A)☐    As of the last day of the Plan Year

(B)☒    At such times or times as the Employer shall determine in its sole discretion

(C)☐    Other:

(c)No Employer Contributions

☐    Employer contributions are not permitted under the Plan.

6.01    Distributions
The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies.

(a)Timing of Distributions

(i)All distributions shall commence in accordance with the following [choose one]:

(A)☒    As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d).

(B)☐    Monthly on specified day [insert day]

(C)☐    Annually on specified month and day [insert month and day]

(D)☐    Calendar quarter on specified month and day [insert month and day] [insert numerical quarter 1, 2, 3, or 4]

(ii)The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of:

(A)☐    Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for [insert number of months] months

(B)☐    Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases

(C)☐    Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]:

(D)☒    Not applicable

(b)Distribution Events

(i)Participant Contributions under Section 4.01(a)

Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

Notwithstanding the above, a Director may elect payments only upon Separation from Service or as of a Specified Date; and Eligible Employees may elect payments only upon Separation from Service plus 6 months or as of a Specified Date.

	Lump Sum	Installments
(A)☒ Specified Date	☒	3, 5 years
(A)☐ Specified Age	☐	years
(A)☒ Separation from Service (as to Directors only)	☒	2-10 years
(A)☒ Separation from Service plus 6 months (as to Eligible Employees only)	☒	2-10 years
(A)☐ Separation from Service plus months [not to exceed months]	☐	years
(A)☐ Retirement	☐	years
(A)☐ Retirement plus 6 months	☐	years
(A)☐ Retirement plus 12 months	☐	years
(A)☐ Disability	☐	years
(A)☐ Death	☐	years
(A)☐ Change in Control	☐	years

The minimum deferral period for Specified Date or Specified Age event shall be 3 years.

Installments may be paid [select each that applies]

☐    Monthly

☐    Quarterly

☐    Semi-Annually

☒    Annually

(ii)Employer Contributions under Section 5.01(a) and (b)

Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9).

Notwithstanding the above, a Director may elect payments only upon Separation from Service; and Eligible Employees may elect payments only upon Separation from Service plus 6 months.

	Lump Sum	Installments
(A)☐ Specified Date	☐	years
(A)☐ Specified Age	☐	years
(A)☒ Separation from Service (as to Directors only)	☒	2-10 years
(A)☒ Separation from Service plus 6 months (as to Eligible Employees only)	☒	2-10 years
(A)☐ Separation from Service plus months [not to exceed months]	☐	years
(A)☐ Retirement	☐	years
(A)☐ Retirement plus 6 months	☐	years
(A)☐ Retirement plus 12 months	☐	years
(A)☐ Disability	☐	years
(A)☐ Death	☐	years
(A)☐ Change in Control	☐	years

The minimum deferral period for Specified Date or Specified Age event shall be N/A years.

Installments may be paid [select each that applies]

☐    Monthly

☐    Quarterly

☐    Semi-Annually

☒    Annually

(c)Specified Date and Specified Age elections may not extend beyond age Not Applicable.

(d)Payment Election Override

Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]:

Events	Form of Payment
	Lump Sum	Installments

☐ Separation from Service	☐

☐ Separation from Service before Retirement	☐

☒ Death	☒

☒ Disability	☒

☐ Not Applicable	☐

(e)Involuntary Cashouts

☒    If the Participant’s vested Account at the time of his or her Separation from Service does not exceed the applicable Code Section 402(g) limit, distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan.

☐    There are no involuntary cashouts.

(f)Retirement

☐    Retirement shall be defined as a Separation from Service that occurs on or after the Participant [insert description of requirements]:

☒    No special definition of Retirement applies.

(g)Distribution Election Change

A Participant

☒    Shall

☐    Shall Not

be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan.

A Participant shall generally be permitted to elect such modification _1_ number of times.

Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

(h)Frequency of Elections

The Plan Sponsor

☒    Has

☐    Has Not

elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he or she first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2.

(i)Disability

For Purposes of Section 2.11 of the Plan, Disability shall be defined as

☐    Total disability as determined by the Social Security Administration or the Railroad Retirement Board.

☒    As determined by the Employer’s long term disability insurance policy.

☐    As follows [insert description of requirements]:

☐    Not applicable.

7.01    Vesting
(a)Matching Contributions

The Participant’s vested interest in the amount credited to his or her Account attributable to matching contributions shall be based on the following schedule:

☐	Years of Service	Vesting %

	0%		[insert “100” if there is immediate vesting]

1%

2%

3%

4%

5%

6%

7%

8%

9%

☐    Other:

☐    Class year vesting applies:

☒    Not applicable.

(b)Other Employer Contributions

The Participant’s vested interest in the amount credited to his or her Account attributable to Employer contributions other than matching contributions shall be based on the following schedule:

☐	Years of Service	Vesting %

	0%		[insert “100” if there is immediate vesting]

1%

2%

3%

4%

5%

6%

7%

8%

9%

☒    Other:

At the time of contribution, a decision will be made by the Administrator as to the vesting provisions that will apply.

☐    Class year vesting applies:

☐    Not applicable.

(c)Acceleration of Vesting

The Participant’s vested interest in his or her Account will automatically be 100% upon the occurrence of the following events [select the ones that are applicable]:

(i)☒    Death.

(ii)☒    Disability.

(iii)☐    Change in Control.

(iv)☐    Eligibility for Retirement.

(v)☐    Other:

(vi)☐    Not applicable.

(d)Years of Service

(i)A Participant’s Years of Service shall include all service performed for the Employer and

☒    Shall

☐    Shall Not

include service performed for the Related Employer.

(ii)Years of Service shall also include service performed for the following entities:

(iii)Years of Service shall be determined in accordance with [select one]:

(A)☒    The elapsed time method in Treas. Reg. Sec. 1.410(a)-7

(B)☐    The general method in DOL Reg. Sec. 2530.200b-1 through b-4

(C)☐    Participant’s Years of Service credited under:

[insert name of plan]

(D)☐    Other:

(iv)☐    Not applicable.

8.01    Unforeseeable Emergency
(a)A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24:

☐    Will

☒    Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01]

be allowed.

(b)Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year:

☐    Will

☐    Will Not

be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

9.01    Investment Decisions
Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]:

(a)☒    The Participant or his or her Beneficiary

(b)☐    The Employer

10.01    Trust
The Employer [select one]:

☒    Does

☐    Does Not

intend to establish a trust as provided in Article 11 of the Plan.

11.01    Termination Upon Change In Control
The Plan Sponsor

☒    Reserves

☐    Does Not Reserves

the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7.

11.02    Automatic Distribution Upon Change In Control
Distribution of the remaining vested balance of each Participant’s Account

☐    Shall

☒    Shall Not

automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7.

11.03    Change In Control
A Change in Control for Plan purposes includes the following [select each definition that applies]:

(a)☒    A change in the ownership of the Employer as described in Section 9.7(c) of the Plan.

(b)☒    A change in the effective control of the Employer as described in Section 9.7(d) of the Plan.

(c)☒    A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan.

(d)☐    Not Applicable.

12.01    Governing State Law
The laws of the State of Delaware shall apply in the administration of the Plan to the extent not preempted by ERISA.

Execution Page

The Plan Sponsor has caused this Adoption Agreement to be executed this 30th day of November 2023.

Plan Sponsor:	Dynatrace LLC
By:	/s/ Christina Brenner
Title:	Christina Brenner, Vice President, Total Rewards

Appendix A
Special Effective Dates
Not Applicable